Sale of Assets	9 Months Ended
Sep. 30, 2020
Property, Plant and Equipment [Abstract]
Sale of Vessels and Other Assets [Text Block]
The Company's unaudited consolidated statements of (loss) income for the nine months ended September 30, 2020 includes a gain of $3.1 million relating to the completion of the sale of the non-US portion of its ship-to-ship support services business, as well as its LNG terminal management business for proceeds of $27.1 million, including an adjustment of $1.1 million for the final amounts of cash and other working capital present on the closing date. Of the total proceeds, $14.3 million was received in May 2020 and the remaining $12.7 million was received in July 2020.
During the nine months ended September 30, 2020, the Company completed the sale of three Suezmax tankers, two of which were classified as held for sale on the Company's unaudited consolidated balance sheet as at December 31, 2019, with an aggregate loss on sales of $2.6 million.

Asset Impairment Charges	Write-down and Sale of Assets
During the three and nine months ended September 30, 2020, the carrying values of five Aframax tankers were written down to their estimated fair values, using appraised values, primarily due to the lower near-term tanker market outlook, a reduction of charter rates, and a decline in vessel values, as a result of the current economic environment, which has been impacted by the COVID-19 global pandemic. The Company's consolidated statements of (loss) income for the three and nine months ended September 30, 2020 include a $43.5 million write-down related to these vessels.
During the three and nine months ended September 30, 2020, the Company recorded write-downs of $1.4 million and $2.1 million, respectively, on its operating lease right-of-use assets, which were written-down to their estimated fair value, based on prevailing charter rates for comparable periods, due to a reduction in these charter rates.